MERCANTILE DOW JONES PORTFOLIO FUNDS

Dow Jones 100 U.S. Portfolio Fund

Dow Jones 80 U.S. Portfolio Fund

Dow Jones 60 U.S. Portfolio Fund

Dow Jones 40 U.S. Portfolio Fund

Dow Jones 20 U.S. Portfolio Fund

(collectively, the “Funds”)

Supplement dated November 19, 2004

to the Service and Institutional Shares

Prospectus dated February 6, 2004,

as supplemented through February 24, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective as of the close of business on November 19, 2004, the Services Shares and Institutional Shares of the Funds will no longer be offered to new investors. Existing shareholders will continue to receive dividends and distributions, if applicable, in additional Service Shares and Institutional Shares of the Funds if they have so elected.